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                                                                      EXHIBIT 23

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the use in this Form 8-K of our report, dated January 7, 1998, relating to the consolidated financial statements of North Pacific Bancorporation and Subsidiary.

/s/ Knight, Vale & Gregory, Inc., P.S.

Tacoma, Washington
August 7, 1998